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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 7, 2006
                                                           ---------------------

                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)

       Delaware                           0-22624                05-0473908
       Delaware                           1-11432                05-0475617
       Delaware                           1-11436                22-3182164
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(State or other jurisdiction of       (Commission File        (IRS Employer
incorporation or organization)            Number)           Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania                                               19061
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (610) 859-3000

                                 Not applicable
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          (Former name or former address if changed since last report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     [ ]   Written Communication  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
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

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            Effective June 7, 2006, Thomas E. Chorman resigned as President, Chief Executive Officer and a director of the Corporation. The Corporation and Mr. Chorman expect to enter into a severance agreement and release shortly in connection with Mr. Chorman's resignation.

            On June 7, 2006, the Board of Directors of the Corporation established a search committee to identify candidates for the position of President and Chief Executive Officer of the Corporation.

            On June 7, 2006, Raymond E. Mabus, Jr., the current Chairman of the Board of Directors of the Corporation, was elected as President and Chief Executive Officer of the Corporation, to serve on an interim basis pending the selection of a permanent President and Chief Executive Officer, effective immediately. Mr. Mabus will continue to serve as Chairman of the Board of the Corporation. Mr. Mabus, age 57, has been Chairman of the Board of the Corporation since February 2004 and a director of the Corporation since September 2000. Mr. Mabus served as U.S. ambassador to the Kingdom of Saudi Arabia from 1994 to 1996. In 1987, he was elected governor of Mississippi and served from 1988 to 1992. After leaving public service in 1996, he joined the Board of Directors of an employee training service called Strategic Partnerships, now operating as the Global Resources Division ("Global Resources Division") of Frontline Group Ltd. Mr. Mabus was the President of the Global Resources Division from October 1998 to February 2002. He is currently active in his family's timber business. Mr. Mabus serves on the Board of Directors of Fusion, Inc.

            The Compensation Committee of the Board of Directors (the "Compensation Committee") has recommended, subject to Bankruptcy Court approval, that Mr. Mabus receive compensation of $75,000 per month for his services as Chairman, Interim President and Chief Executive officer. This compensation replaces any other compensation previously payable to Mr. Mabus as Chairman of the Board of Directors.

            On June 7, 2006, Gregory J. Christian, in addition to his current duties as Executive Vice President, General Counsel and Chief Restructuring Officer, was elected as a director of the Corporation to fill the vacancy created by Mr. Chorman's resignation, and as Chief Administrative Officer of the Corporation, effective immediately. Mr. Christian, age 40, has been Executive Vice President and General Counsel of the Corporation since October 2002. In addition, Mr. Christian was elected Chief Restructuring Officer of the Corporation in August 2005. From February 2002 to October 2002, Mr. Christian was Vice President and Deputy General Counsel of the Corporation. He was Director of Labor Relations and Corporate Counsel from October 1996 to February 2002.

            The Compensation Committee has recommended, subject to Bankruptcy Court approval, that the annual salary of Mr. Christian, a named executive officer, be increased to $400,000. This amount will represent the total annual compensation for Mr. Christian for all his functions within the Corporation, including in his capacity as Executive Vice President, Chief Restructuring Officer and Chief Administrative Officer

            In addition, the Compensation Committee, subject to Bankruptcy Court approval, also determined that the annual salary of Andrew M. Thompson, a named executive officer of the Corporation, be increased to $315,000 reflecting compensation for his expanding and critical management role in the Corporation.

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

            A copy of the press release announcing the actions described above is attached hereto as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

            99.1  Press  Release,   dated  June  8,  2006,   issued  by  Foamex
                  International, Inc.



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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 13, 2006

                                      FOAMEX INTERNATIONAL INC.


                                      By: /s/ Gregory J. Christian
                                          ----------------------------------
                                          Name:   Gregory J. Christian
                                          Title:  Executive Vice President and
                                                  General Counsel

                                      FOAMEX L.P.
                                      By: FMXI, INC.,
                                      its Managing General Partner

                                      By: /s/ Gregory J. Christian
                                          ----------------------------------
                                          Name:   Gregory J. Christian
                                          Title:  Executive Vice President and
                                                  General Counsel

                                      FOAMEX CAPITAL CORPORATION

                                      By: /s/ Gregory J. Christian
                                          ----------------------------------
                                          Name:   Gregory J. Christian
                                          Title:  Vice President and Secretary



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


                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Press  Release,   dated  June  8,  2006,   issued  by  Foamex
                  International, Inc.





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